EXHIBIT 10.2
                                                                    ------------



                     IRREVOCABLE TRANSFER AGENT INSTRUCTIONS



                                 March 30, 2007





         RE:      IVOICE TECHNOLOGIES, INC.

Ladies and Gentlemen:


         Reference is made to that certain Convertible Debenture of even date herewith issued by iVoice Technology, Inc., a New Jersey corporation (the "Company") to Cornell Capital Partners, LP ("Cornell") in the aggregate principal amount of Seven Hundred Thousand Dollars ($700,000) (the "Debenture"), plus accrued interest, which is convertible into shares of the Company's common stock, no par value per share (the "Common Stock"), at Cornell's discretion. These instructions relate to the following stock or proposed stock issuances or transfers:

         1. The Company has agreed to issue to Cornell shares of the Company's Common Stock upon conversion of the Debenture ("Conversion Shares") plus the shares of Common Stock to be issued to Cornell upon conversion of accrued interest and liquidated damages into Common Stock (the "Interest Shares")

This letter shall serve as our irrevocable authorization and direction to Fidelity Transfer Company (the "Transfer Agent") to do the following:

         1.     CONVERSION SHARES.

                a. INSTRUCTIONS APPLICABLE TO TRANSFER AGENT. With respect to the Conversion Shares and the Interest Shares, the Transfer Agent shall issue the Conversion Shares and the Interest Shares to Cornell from time to time upon delivery to the Transfer Agent of a properly completed and duly executed Conversion Notice (the "Conversion Notice"), in the form attached hereto as Exhibit I, delivered on behalf of the Company to the Transfer Agent by Cornell. Upon receipt of a Conversion Notice, the Transfer Agent shall within three (3) Trading Days thereafter (i) issue and surrender to a common carrier for overnight delivery to the address as specified in the Conversion Notice, a certificate, registered in the name of Cornell or their designees, for the number of shares of Common Stock to which Cornell shall be entitled as set forth in the Conversion Notice or (ii) provided Transfer Agent are participating in The Depository Trust Company ("DTC") Fast Automated Securities Transfer Program, upon the request of Cornell, credit such aggregate number of shares of Common Stock to which Cornell shall be entitled to Cornell's or their designees' balance account with DTC through its Deposit Withdrawal At Custodian ("DWAC") system provided the Buyers causes its bank or broker to initiate the DWAC transaction. For purposes hereof "Trading Day" shall mean any day on which the Nasdaq Market is open for customary trading.

                b. The Company hereby confirms to the Transfer Agent and Cornell that certificates representing the Conversion Shares shall not bear any legend restricting transfer and should not be subject to any stop-transfer restrictions and shall otherwise be freely transferable on the books and records of the Company; PROVIDED THAT counsel to the Company delivers (i) the Notice of Effectiveness set forth in Exhibit II attached hereto and (ii) an opinion of counsel in the form set forth in Exhibit III attached hereto, and that if the Conversion Shares and the Interest Shares are not registered for sale under the Securities Act of 1933, as amended, then the certificates for the Conversion Shares and Interest Shares shall bear the following legend:

                       "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL, IN A FORM REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT."

                c. In the event that counsel to the Company fails or refuses to render an opinion as required to issue the Conversion Shares in accordance with the preceding paragraph (either with or without restrictive legends, as applicable), then the Company irrevocably and expressly authorizes counsel to Cornell to render such opinion. The Transfer Agent shall accept and be entitled to rely on such opinion for the purposes of issuing the Conversion Shares.

                d. INSTRUCTIONS APPLICABLE TO ESCROW AGENT. Upon the Escrow Agent's receipt of a properly completed conversion notice substantially in the form attached as an exhibit to the Debentures, the Escrow Agent shall, within one (1) Trading Day thereafter, send to the Transfer Agent a Conversion Notice in the form attached hereto as Exhibit I, which shall constitute an irrevocable instruction to the Transfer Agent to process such Conversion Notice in accordance with the terms of these instructions.

         2.     ALL SHARES.

                a. The Transfer Agent shall reserve for issuance to Cornell the Conversion Shares. All such shares shall remain in reserve with the Transfer Agent until Cornell the Transfer Agent instructions that the shares or any part of them shall be taken out of reserve and shall no longer be subject to the terms of these instructions.

                b. The Transfer Agent shall rely exclusively on the Conversion Notice or the Escrow Notice and shall have no liability for relying on such instructions. Any Conversion Notice or Escrow Notice delivered hereunder shall constitute an irrevocable instruction to the Transfer Agent to process such notice or notices in accordance with the terms thereof. Such notice or notices may be transmitted to the Transfer Agent by facsimile or any commercially reasonable method.

                c. The Company hereby confirms to the Transfer Agent Cornell that no instructions other than as contemplated herein will be given to Transfer Agent by the Company with respect to the matters referenced herein. The Company hereby authorizes the Transfer Agent, and the Transfer Agent shall be obligated, to disregard any contrary instructions received by or on behalf of the Company.

         The Company hereby agrees that it shall not replace the Transfer Agent as the Company's transfer agent without the prior written consent of Cornell.

         Any attempt by Transfer Agent to resign as the Company's transfer agent hereunder shall not be effective until such time as the Company provides to the Transfer Agent written notice that a suitable replacement has agreed to serve as transfer agent and to be bound by the terms and conditions of these Irrevocable Transfer Agent Instructions.

         Except for shares issued upon the conversion of convertible debt, Class B Common Stock or the payment of legal fees to Lawrence A. Muenz, Esq. and/or patent counsel, the Company herby confirms and the Transfer Agent acknowledges that while any portion of the Debenture remains unpaid and unconverted the Company and the Transfer Agent shall not, without the prior consent of Cornell
(i) issue any Common Stock or Preferred Stock without consideration or for a consideration per share less than its closing bid price determined immediately prior to its issuance, except for the issuance of an equity security pursuant to an agreement to acquire another entity, the assets of another entity or merge with another entity into the Company or a subsidiary of the Company whereby (provided Cornell is given at least ten (10) days written notice of the same):
(A) the shareholders of the Company immediately prior to the consummation of the contemplated transaction continue to hold a majority of the outstanding Common Stock shares of the Company immediately subsequent to the consummation of the transaction or (B) the Company holds a majority of the outstanding Common Stock shares of the subsidiary Company immediately subsequent to the consummation of the transaction
(ii) issue any Preferred Stock, warrant, option, right, contract, call, or other security or instrument granting the holder thereof the right to acquire Common Stock without consideration or for a consideration per share less than the closing bid price of such Common Stock determined immediately prior to its issuance, (iii) issue any shares of the Company's Common Stock registered under the 1933 Act on Form S-8, except for shares issued pursuant to a Company stock option or incentive plan.

         The Company and the Transfer Agent hereby acknowledge and confirm that complying with the terms of this Agreement does not and shall not prohibit the Transfer Agent from satisfying any and all fiduciary responsibilities and duties it may owe to the Company.

         Each party hereto specifically acknowledges and agrees that in the event of a breach or threatened breach by a party hereto of any provision hereof, Cornell will be irreparably damaged and that damages at law would be an inadequate remedy if these Irrevocable Transfer Agent Instructions were not specifically enforced. Therefore, in the event of a breach or threatened breach by a party hereto, including, without limitation, the attempted termination of the agency relationship created by this instrument, the Buyers shall be entitled, in addition to all other rights or remedies, to an injunction restraining such breach, without being required to show any actual damage or to post any bond or other security, and/or to a decree for specific performance of the provisions of these Irrevocable Transfer Agent Instructions.





                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties have caused this letter agreement regarding Irrevocable Transfer Agent Instructions to be duly executed and delivered as of the date first written above.


                                    COMPANY:

                                    IVOICE TECHNOLOGY, INC.


                                    By: __________________________________
                                    Name:  Jerome Mahoney
                                    Title: President and Chief Executive Officer



                                    CORNELL CAPITAL PARTNERS LP


                                    _____________________________________
                                    Name:  David Gonzalez
                                    Title:______________.



FIDELITY TRANSFER COMPANY

By:   _____________________________

Name: _____________________________

Title:_____________________________

                                   SCHEDULE I
                                   ----------

                               SCHEDULE OF BUYERS
                               ------------------




                                                                   ADDRESS/FACSIMILE
NAME                           SIGNATURE                           NUMBER OF BUYERS
----------------------------   ---------------------------------   ----------------------------------
Cornell Capital Partners, LP   By:   Yorkville Advisors, LLC       101 Hudson Street - Suite 3700
                               Its:  General Partner               Jersey City, NJ  07303
                                                                   Facsimile:  (201) 985-8266

                               By:   _______________________
                               Name: Mark Angelo
                               Its:  Portfolio Manager
























                                  SCHEDULE I-1

                                    EXHIBIT I
                                    ---------

                   TO IRREVOCABLE TRANSFER AGENT INSTRUCTIONS
                   ------------------------------------------

                            FORM OF CONVERSION NOTICE
                            -------------------------


         Reference is made to that certain Convertible Debenture issued by iVoice Technologies, Inc., a New Jersey corporation (the "Company") to Cornell Capital Partners, LP ("Cornell") dated March ____ 2007 (the "Debenture"), plus accrued interest, which is convertible into shares of the Company's common stock, par value $0.001 per share (the "Common Stock"), of the Company for the amount indicated below as of the date specified below.


Conversion Date:                                             ___________________

Amount to be converted:                                      $__________________

Conversion Price:                                            $__________________

Shares of Common Stock Issuable:

Amount of Debenture unconverted:                             $__________________

Amount of Interest Converted:                                $__________________

Conversion Price of Interest:                                $__________________

Shares of Common Stock Issuable:

Amount of Liquidated Damages:                                $__________________

Conversion Price of Liquidated Damages:                      $__________________

Shares of Common Stock Issuable:                             ___________________

Total Number of shares of Common Stock to be issued:         ___________________





                                   EXHIBIT I-1

Please issue the shares of Common Stock in the following name and to the following address:

Issue to:                               ______________________________________

Authorized Signature:                   ______________________________________

Name:                                   ______________________________________

Title:                                  ______________________________________

Phone #:                                ______________________________________

Broker DTC Participant Code:            ______________________________________

Account Number*:                        ______________________________________





     * NOTE THAT RECEIVING BROKER MUST INITIATE TRANSACTION ON DWAC SYSTEM.

                                   EXHIBIT II
                                   ----------


                   TO IRREVOCABLE TRANSFER AGENT INSTRUCTIONS
                   ------------------------------------------


                         FORM OF NOTICE OF EFFECTIVENESS
                         -------------------------------
                            OF REGISTRATION STATEMENT
                            -------------------------


_________, 2007

_________


Attention:

RE:      IVOICE TECHNOLOGIES, INC.

Ladies and Gentlemen:

         We are counsel to iVoice Technologies, Inc., (the "Company"), and have represented the Company in connection with that certain Securities Purchase Agreement, dated as of March __, 2007 (the "Securities Purchase Agreement"), entered into by and among the Company and the Buyers set forth on Schedule I attached thereto (collectively the "Buyers") pursuant to which the Company has agreed to sell to the Buyers up to Seven Hundred Thousand Dollars ($700,000) of secured convertible debentures, which shall be convertible into shares (the "Conversion Shares") of the Company's common stock, par value $0.001 per share (the "Common Stock"), in accordance with the terms of the Securities Purchase Agreement. Pursuant to the Securities Purchase Agreement, the Company also has entered into a Registration Rights Agreement, dated as of March ___, 2007, with the Buyers (the "Investor Registration Rights Agreement") pursuant to which the Company agreed, among other things, to register the Conversion Shares under the Securities Act of 1933, as amended (the "1933 Act"). In connection with the Company's obligations under the Securities Purchase Agreement and the Registration Rights Agreement, on _______, 2005, the Company filed a Registration Statement (File No. ___-_________) (the "Registration Statement") with the Securities and Exchange Commission (the "SEC") relating to the sale of the Conversion Shares.

         In connection with the foregoing, we advise the Transfer Agent that a member of the SEC's staff has advised us by telephone that the SEC has entered an order declaring the Registration Statement effective under the 1933 Act at ____ P.M. on __________, 2005 and we have no knowledge, after telephonic inquiry of a member of the SEC's staff, that any stop order suspending its effectiveness has been issued or that any proceedings for that purpose are pending before, or threatened by, the SEC and the Conversion Shares are available for sale under the 1933 Act pursuant to the Registration Statement.




                                  SCHEDULE II-1

         The Buyers has confirmed it shall comply with all securities laws and regulations applicable to it including applicable prospectus delivery requirements upon sale of the Conversion Shares.




                                Very truly yours,




                                By:
                                   -------------------------------



















                                  SCHEDULE II-2

                                   EXHIBIT III
                                   -----------


                   TO IRREVOCABLE TRANSFER AGENT INSTRUCTIONS
                   ------------------------------------------


                                 FORM OF OPINION
                                 ---------------


________________ 2007


VIA FACSIMILE AND REGULAR MAIL
------------------------------

________________


Attention:

         RE:    IVOICE TECHNOLGIES, INC.

Ladies and Gentlemen:

         We have acted as special counsel to iVoice Technologies, Inc. (the "Company"), in connection with the registration of ___________shares (the "Shares") of its common stock with the Securities and Exchange Commission (the "SEC"). We have not acted as your counsel. This opinion is given at the request and with the consent of the Company.

         In rendering this opinion we have relied on the accuracy of the Company's Registration Statement on Form SB-2, as amended (the "Registration Statement"), filed by the Company with the SEC on _________ ___, 2006. The Company filed the Registration Statement on behalf of certain selling stockholders (the "Selling Stockholders"). This opinion relates SOLELY to the Selling Shareholders listed on Exhibit "A" hereto and number of Shares set forth opposite such Selling Stockholders' names. The SEC declared the Registration Statement effective on __________ ___, 2006.

         We understand that the Selling Stockholders acquired the Shares in a private offering exempt from registration under the Securities Act of 1933, as amended. Information regarding the Shares to be sold by the Selling Shareholders is contained under the heading "Selling Stockholders" in the Registration Statement, which information is incorporated herein by reference. This opinion does not relate to the issuance of the Shares to the Selling Stockholders. The opinions set forth herein relate solely to the sale or transfer by the Selling Stockholders pursuant to the Registration Statement under the Federal laws of the United States of America. We do not express any opinion concerning any law of any state or other jurisdiction.

         In rendering this opinion we have relied upon the accuracy of the foregoing statements.


                                 SCHEDULE III-1

         Based on the foregoing, it is our opinion that the Shares have been registered with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and that ________ may remove the restrictive legends contained on the Shares. This opinion relates SOLELY to the number of Shares set forth opposite the Selling Stockholders listed on Exhibit "A" hereto.

         This opinion is furnished to Transfer Agent specifically in connection with the sale or transfer of the Shares, and solely for your information and benefit. This letter may not be relied upon by Transfer Agent in any other connection, and it may not be relied upon by any other person or entity for any purpose without our prior written consent. This opinion may not be assigned, quoted or used without our prior written consent. The opinions set forth herein are rendered as of the date hereof and we will not supplement this opinion with respect to changes in the law or factual matters subsequent to the date hereof.

Very truly yours,






















                                 SCHEDULE III-2

                                   EXHIBIT "A"
                                   -----------


                         (LIST OF SELLING STOCKHOLDERS)
                         ------------------------------





NAME:                                                    NO. OF SHARES:
-----------------------------------------------------    -----------------------





























                                   EXHIBIT A-1